SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
March 2, 2017
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On March 2, 2017, Independent Bank Corp., parent of Rockland Trust Company, and Island Bancorp, Inc., parent of Edgartown National Bank, issued a joint press release announcing that Island Bancorp shareholders approved the pending merger with Independent Bank Corp. at a special meeting held on February 28, 2017. A copy of the news release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Joint press release of Independent Bank Corp. and Island Bancorp, Inc., dated March 2, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK CORP.

March 2, 2017	By:	/s/ Edward Seksay
Edward Seksay
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint press release of Independent Bank Corp. and Island Bancorp, Inc., dated March 2, 2017.